Discontinued Operation (Details)	Jan. 02, 2020
Discontinued Operations and Disposal Groups [Abstract]
Ownership interest in reit, description	Beijing REIT signed a share transfer agreement with Hebei Huishitong Techonology Inc. (“Huishitong”) to sell 100% ownership interest in Gu’an REIT to Huishitong for a cash consideration of RMB 39.9 million (approximately $5.7 million). As of December 31, 2019, the Company received approximately $1.4 million (RMB 9.7 million) from Huishitong as an acquisition deposit. From January to September 2020, the Company received an additional RMB19.3 million (approximately $2.7 million). Pursuant to the supplemental share transfer agreement, Huishitong shall make the remaining payment of RMB 10.9 million (approximately $1.6 million) to the Company before June 30, 2021.